UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST
 (Exact name of registrant as specified in charter)

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
 (Name and address of agent for service)

With a Copy to:
Stacy L. Fuller
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Item 1.    Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)

Cambria Foreign Shareholder Yield ETF (FYLD)

Cambria Global Value ETF (GVAL)

Annual Report

April 30, 2014

Cambria Investment Management
Table of Contents

Manager’s Discussion and Analysis of Fund Performance	2
Schedules of Investments	7
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accountants	26
Disclosure of Fund Expenses	27
Trustees and Officers of the Cambria ETF Trust	28
Board Consideration of the Investment Advisory Agreement	30
Notice to Shareholders	32
Supplemental Information	33

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the trading sub-adviser, Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance

Dear Shareholder:

We are pleased to present the first annual report for the Cambria ETF Trust.

The Trust launched its first series, the Cambria Shareholder Yield ETF (“SYLD”) on May 13, 2013. SYLD seeks income and capital appreciation with an emphasis on income from investments in the U.S. equity market.

The Trust’s next two series, the Cambria Foreign Shareholder Yield ETF (“FYLD”) and Cambria Global Value ETF (“GVAL,” and together with SYLD and FYLD, the “Funds”) launched on December 2, 2013 and March 11, 2014, respectively. FYLD seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index (the ‘‘FYLD Index’’). GVAL seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index (the “GVAL Index”).

Since inception through April 30, 2014, the Funds posted returns as follows:

SYLD	21.8%
FYLD	7.0%
GVAL	2.9%

Performance of Funds vs. Benchmark Indexes

We have been pleased with each Fund’s performance since its inception as the Funds have outperformed their benchmarks, in some cases by a significant margin.

Since inception, as reported above, SYLD returned 21.8% whereas its benchmark index, the S&P 500 returned 17.6% over the same time period. In addition, in calendar year 2014 (through April 30, 2014), SYLD returned 2.6% and the S&P 500 returned 2.6%. We believe that the S&P 500 serves as a suitable benchmark for SYLD, and the table and line graph below show the performance of the Fund vs. the S&P 500 since inception through April 30, 2014.

Since inception, FYLD returned 7.0% whereas its benchmark index, the MSCI EAFE Index, returned 4.6% over the same period. Further, from January 1 through April 30, 2014, FYLD returned 4.0% and its benchmark index returned 2.3%. We believe that the MSCI EAFE Index serves as a suitable benchmark for FYLD. The table and line graph below show the performance of FYLD vs. the MSCI EAFE Index since inception of FYLD through April 30, 2014.

GVAL — which was only recently launched — has returned 2.9% since its inception, and its benchmark index, the MSCI ACWI, has returned 1.7% over the same period. We believe that the MSCI ACWI Index serves as a suitable benchmark for GVAL and, the table and line graph below show the performance of GVAL vs. the MSCI ACWI Index for the period of launch through April 30, 2014.

The returns of the Funds since inception have been aided by both the broad market increasing in value and by the Funds successfully executing their strategies. The overall upward movement of the broad marked is evidenced by the S&P 500 moving up 20.44% and the MSCI EAFE Index moving up over 13.88% over the 12-month period ended April 30, 2014.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance (Continued)

Performance of Funds vs. Competitor Universe

We are very excited about the shareholder yield strategy fueling the performance of SYLD and FYLD. Each of these two Funds targets investments in issuers that are providing significant “shareholder yield,” by paying dividends to shareholders, engaging in share buybacks and/or paying down debt. While other funds, including other ETFs, in the market target one or more of these shareholder yield characteristics, we continue to believe that the mix of characteristics targeted by the SYLD active strategy and the FYLD index strategy optimize returns for investors, and in this regard we have been heartened by the performance of the Funds overall. In SYLD, we have seen the Fund’s positions in AerCap Holdings NV and Endo International Plc (up 152% and 80%, respectively) in particular contribute to the Fund’s positive performance, while the Fund’s holdings in Abercrombie & Fitch Co. Class A and h.h.gregg, Inc. (down 30% and 41%, respectively) have been somewhat of a drag on performance. In FYLD, the Fund’s holdings in Centerra Gold Inc. and AstraZeneca PLC (advancing 68% and 41%, respectively) have been notable contributors to the Fund’s positive performance, while its positions in ENCE Energia Celulosa SA (down 27%) and Adastria Holdings Co., Ltd. (down 46%) have detracted from performance.

We are also optimistic about the strategy of GVAL, which targets investments in issuers in countries that are undervalued based on various valuation metrics. These metrics currently identify as components of GVAL’s target index, and therefore as holdings in GVAL’s portfolio, issuers in countries such as Russia, Greece, Portugal and Spain. Since the Fund’s inception, investments in Spain and Brazil have been particularly profitable for the Fund, while investments in Greece and Ireland have detracted somewhat from the Fund’s overall performance.

At the period ended April 30, 2014, SYLD had grown to approximately $205 million in assets under management (“AUM”). FYLD had grown to approximately $67 million in AUM. And, GVAL had grown to approximately $23 million in AUM.

In general, we believe market conditions have been favorable for US and foreign equities. We further believe that US equities may currently be trading at prices that above their fair valuation — although not in “bubble” territory. Nevertheless, we expect valuations to be a headwind in the years ahead and we appreciate your continuing confidence in us as asset managers.

Sincerely,

Mebane Faber	Eric Richardson

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

Cambria Investment Management

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Shareholder Yield ETF versus the S&P 500 Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2014
Cumulative Inception to Date*
Cambria Shareholder Yield ETF	21.81%
S&P 500 Index	17.62%

* The Fund commenced operations on May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are estimated to be 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder
Yield ETF versus the Cambria Foreign Shareholder Yield Index and the MSCI EAFE Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2014
Cumulative Inception to Date*
Cambria Foreign Shareholder Yield ETF	6.96%
Cambria Foreign Shareholder Yield Index	7.05%
MSCI EAFE Index	4.59%

* The Fund commenced operations on December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are estimated to be 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Cambria Investment Management

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global
Value ETF versus the Cambria Global Value Index and the MSCI ACWI Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2014
Cumulative Inception to Date*
Cambria Global Value ETF	2.92%
Cambria Global Value Index	2.64%
MSCI ACWI Index	1.72%

* The Fund commenced operations on March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are estimated to be 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2014

Description	Shares	Value
COMMON STOCK — 98.1%
Consumer Discretionary — 13.0%
CBS, Cl B	35,894	$2,073,238
GameStop, Cl A	29,480	1,169,767
Gannett	79,167	2,150,967
Gap	47,840	1,880,112
Harte-Hanks	169,335	1,361,453
Home Depot	24,879	1,978,129
Kohl's	37,719	2,066,624
Lear	25,202	2,093,278
Lowe's	42,470	1,949,798
Macy's	39,470	2,266,762
O'Reilly Automotive*	15,481	2,303,418
Six Flags Entertainment	50,535	2,028,475
Smith & Wesson Holding*	151,858	2,331,020
Target	17,884	1,104,337
		26,757,378
Consumer Staples — 7.8%
China Nepstar Chain Drugstore ADR	160,616	406,358
Coca-Cola Enterprises	45,621	2,073,018
CVS Caremark	29,318	2,132,005
Dr Pepper Snapple Group	34,661	1,920,913
JM Smucker	9,240	893,323
Kimberly-Clark	17,940	2,013,765
Medifast*	81,246	2,571,436
Reynolds American	35,894	2,025,499
Wal-Mart Stores	23,783	1,895,743
		15,932,060
Energy — 7.9%
BP ADR	36,000	1,822,320
Cameron International*	33,981	2,207,406
Chesapeake Granite Wash Trust	170,000	1,871,700
HollyFrontier	38,039	2,000,471
LinnCo	65,000	1,791,400
Marathon Petroleum	20,961	1,948,325

Description	Shares	Value
Western Refining	53,692	$2,335,602
Whiting USA Trust II	157,094	2,147,475
		16,124,699
Financials — 24.1%
AllianceBernstein Holding (A)	93,566	2,379,383
Allstate	39,008	2,221,506
Ameriprise Financial	20,557	2,294,778
Aspen Insurance Holdings	44,114	2,019,539
Axis Capital Holdings	48,667	2,226,515
Comerica	45,210	2,180,930
Compass Diversified Holdings (A)	114,494	2,116,994
Cullen	24,399	1,864,328
Everest Re Group	14,443	2,282,427
Fifth Third Bancorp	97,818	2,016,029
Gladstone Capital	216,136	2,090,035
Hanover Insurance Group	32,145	1,878,875
Huntington Bancshares	207,098	1,897,018
Legg Mason	53,688	2,517,430
LPL Financial Holdings	45,718	2,164,747
Montpelier Re Holdings	71,506	2,186,654
PartnerRe	18,221	1,920,493
Platinum Underwriters Holdings	31,781	1,992,987
Primerica	48,361	2,219,286
RenaissanceRe Holdings	18,495	1,871,879
State Street	31,233	2,016,403
Travelers	25,461	2,306,257
Unum Group	61,239	2,034,360
Xinyuan Real Estate ADR	195,852	801,035
		49,499,888
Health Care — 5.8%
Chemed	26,254	2,186,171
Eli Lilly	36,129	2,135,224
HealthSouth	54,843	1,899,761
Mylan*	35,619	1,808,733
Omnicare	32,368	1,918,451
Pfizer	64,047	2,003,390
		11,951,730
Industrials — 8.9%
AECOM Technology*	65,044	2,108,726
Babcock & Wilcox	64,101	2,230,074
Flowserve	30,239	2,208,959
L-3 Communications Holdings, Cl 3	20,413	2,355,048
Northrop Grumman	20,524	2,493,871
Raytheon	26,193	2,500,908
Southwest Airlines	86,985	2,102,427
SPX	21,805	2,220,621
		18,220,634
Information Technology — 16.8%
Apple	3,440	2,029,910
CA	61,650	1,858,131
Celestica*	216,766	2,406,103

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2014 (Concluded)

Description	Shares/Face Amount	Value
Computer Sciences	34,286	$2,029,045
Conversant*	85,926	2,100,031
CoreLogic*	60,828	1,705,009
Flextronics International*	225,367	2,026,049
Lexmark International, Cl A	56,718	2,438,874
Marvell Technology Group	150,724	2,390,483
NVIDIA	113,750	2,100,962
SanDisk	26,201	2,226,299
Seagate Technology	40,415	2,125,021
TE Connectivity	35,567	2,097,742
Texas Instruments	46,169	2,098,381
Western Digital	28,179	2,483,415
Xerox	193,165	2,335,365
		34,450,820
Materials — 6.3%
Calgon Carbon*	104,635	2,095,839
Cytec Industries	23,244	2,215,618
E.I. du Pont de Nemours	31,373	2,112,030
PetroLogistics (A)	168,336	2,302,837
PPG Industries	11,234	2,175,127
Rockwood Holdings	29,593	2,102,583
		13,004,034
Telecommunication Services — 6.5%
AT&T	57,158	2,040,541
CenturyLink	67,425	2,353,807
Frontier Communications	445,675	2,651,766
Nippon Telegraph & Telephone ADR	73,541	2,047,381
TELUS	59,740	2,107,030
USA Mobility	125,492	2,149,678
		13,350,203
Utilities — 1.0%
Ameren	47,402	1,958,176

Total Common Stock
(Cost $183,350,805)		201,249,622

TIME DEPOSIT — 0.1%
Brown Brothers Harriman, 0.030%, 05/01/2014	$283,218	283,218

Total Time Deposit
(Cost $283,218)		283,218

Total Investments — 98.2%
(Cost $183,634,023)		$201,532,840
Other Assets and Liabilities — 1.8%		3,623,361
Net Assets — 100.0%		$205,156,201

Percentages based on Nets Assets.

*	Non-income producing security.

(A)	Security considered to be a Master Limited Partnership. At April 30, 2014, these securities amounted to $6,799,214 or 3.31% of net assets.

ADR — American Depositary Receipt
Cl — Class

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$201,249,622	$—	$—	$201,249,622
Time Deposit	—	283,218	—	283,218
Total Investments in Securities	$201,249,622	$283,218	$—	$201,532,840

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2014

Description	Shares	Value
COMMON STOCK — 97.7%
Australia — 12.7%
ALS	77,968	$543,240
BC Iron	133,312	541,209
Bradken	146,896	577,251
Cabcharge Australia	167,198	602,666
Cardno	96,488	625,666
GUD Holdings	117,646	584,716
Insurance Australia Group	107,988	575,840
Metcash	212,884	549,797
OZ Minerals	203,184	694,626
Premier Investments	83,518	769,673
Regis Resources	276,184	623,475
Skilled Group	197,222	502,019
SMS Management & Technology	164,748	573,939
WorleyParsons	45,664	713,109
		8,477,226
Belgium — 1.0%
Ageas	14,616	628,297

Canada — 17.4%
Agrium	6,858	658,676
AuRico Gold	170,198	708,091
Canadian Oil Sands	32,036	694,471
Celestica*	61,152	678,444
Centerra Gold	207,384	1,063,362
Davis + Henderson	23,066	667,957
Genworth MI Canada	19,166	672,353
IGM Financial	11,958	595,582
Loblaw	2,952	128,336
Longview Oil	122,104	746,405
Magna International	7,600	744,572
Metro, Cl A	10,408	641,544
Rogers Sugar	123,312	551,278
Suncor Energy	17,616	679,535

Description	Shares	Value
Surge Energy	103,238	$652,743
Teck Resources, Cl B	25,278	576,109
Transcontinental, Cl A	39,836	580,431
WestJet Airlines	23,078	518,179
		11,558,068
Denmark — 2.0%
FLSmidth	12,158	649,707
Topdanmark*	23,316	681,712
		1,331,419
Finland — 1.7%
Fortum	26,728	603,308
Ramirent	47,994	536,670
		1,139,978
France — 4.0%
AXA	23,999	625,113
CNP Assurances	32,278	743,809
Metropole Television	27,678	592,880
Total	10,108	721,920
		2,683,722
Germany — 4.8%
E.ON	32,128	614,435
Freenet	21,716	750,630
Hannover Rueck	7,408	689,721
QSC	108,546	557,337
Software	15,966	600,165
		3,212,288
Greece — 1.1%
OPAP	43,698	697,180

Hong Kong — 0.9%
Television Broadcasts	98,438	613,892

Israel — 1.9%
Harel Insurance Investments & Financial Services	93,298	531,398
Teva Pharmaceutical Industries	15,158	755,601
		1,286,999
Italy — 1.2%
Cairo Communication	88,930	771,105

Japan — 18.1%
Autobacs Seven	40,986	633,823
Citizen Holdings	83,116	609,742
COMSYS Holdings	43,694	715,875
Fujikura	129,012	555,243
Itoham Foods	141,332	640,062
Japan Tobacco	20,337	667,589
Kinden	55,302	508,474
Kirin Holdings	39,386	545,128
Kyokuto Securities	33,178	519,243
Kyowa Exeo	52,402	677,610

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2014 (Continued)

Description	Shares	Value

Kyudenko	80,738	$695,752
Marusan Securities Ltd.	73,010	509,895
Meisei Industrial	150,982	716,254
Nichirei	116,854	566,925
Nippon Telegraph & Telephone	11,880	657,824
Sanki Engineering	99,788	612,969
Sanshin Electronics	85,480	535,949
Shizuoka Bank	53,444	510,210
SKY Perfect JSAT Holdings	120,283	645,917
Yokohama Rubber	60,602	541,201
		12,065,685
Netherlands — 4.0%
BinckBank	60,302	681,158
Koninklijke Ahold	31,140	600,724
Royal Dutch Shell, Cl A	18,316	725,347
Royal Dutch Shell, Cl A (London shares)	17,272	684,430
		2,691,659
New Zealand — 1.1%
SKYCITY Entertainment Group	197,614	720,802

Norway — 4.4%
Statoil	27,028	820,257
Telenor	25,278	593,221
TGS Nopec Geophysical	23,866	823,062
Yara International	14,466	682,866
		2,919,406
Portugal — 0.8%
Portucel	116,135	550,223

South Korea — 1.0%
Daeduck Electronics	90,544	666,834

Spain — 2.0%
Duro Felguera	96,638	659,627
Endesa	17,435	660,706
		1,320,333
Sweden — 4.3%
Dios Fastigheter	95,388	773,848
Duni	49,694	829,227
JM	21,766	736,446
TeliaSonera	73,568	533,584
		2,873,105
Switzerland — 1.0%
Zurich Insurance Group	2,200	630,178

United Kingdom — 12.3%
Amlin	84,480	638,578
AstraZeneca	11,058	870,779
BP	77,660	654,553
Cape	141,520	717,420

Description		Shares/Face Amount(1)	Value
Carillion		128,462	$802,074
Centrica		112,346	625,957
Chesnara		128,062	712,441
De La Rue		41,286	571,248
Homeserve		145,832	831,736
Ladbrokes		213,292	552,064
Tullett Prebon		117,404	630,154
WM Morrison Supermarkets		176,310	598,040
			8,205,044
Total Common Stock
(Cost $62,175,895)			65,043,443

TIME DEPOSITS — 1.7%
Brown Brothers Harriman, 0.067%, 05/01/2014	GBP	16,706	$28,207
Brown Brothers Harriman, 0.000%, 05/01/2014	DKK	15,977	2,970
Brown Brothers Harriman, 2.000%, 05/01/2014	NZD	15,118	13,036
Brown Brothers Harriman, 0.005%, 05/01/2014	JPY	990,205	9,686
Brown Brothers Harriman, 0.001%, 05/01/2014	CHF	34,408	39,095
Brown Brothers Harriman, 1.752%, 05/01/2014	AUD	164,030	152,384
Brown Brothers Harriman, 0.030%, 05/01/2014		663,536	663,536
Brown Brothers Harriman, 0.054%, 05/01/2014	EUR	100,851	139,915
Brown Brothers Harriman, 0.238%, 05/01/2014	CAD	104,359	95,214

Total Time Deposits
(Cost $1,144,043)			1,144,043

Total Investments — 99.4%
(Cost $63,319,938)			$66,187,486
Other Assets and Liabilities — 0.6%			384,736
Net Assets — 100.0%			$66,572,222

Percentages based on Nets Assets.

*	Non-income producing security.

(1)	In U.S. Dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2014 (Concluded)

AUD — Australian Dollar
CAD — Canadian Dollar
Cl — Class
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — Great British Pound
JPY — Japanese Yen
Ltd. — Limited
NZD — New Zealand Dollar

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$65,043,443	$—	$—	$65,043,443
Time Deposits	—	1,144,043	—	1,144,043
Total Investments in Securities	$65,043,443	$1,144,043	$—	$66,187,486

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2014

Description	Shares	Value
COMMON STOCK — 95.3%
Austria — 9.8%
Agrana Beteiligungs	1,872	$216,599
AMAG Austria Metall (A)	6,876	236,482
Erste Group Bank	6,408	215,052
EVN	15,246	212,573
Lenzing	3,780	241,232
OMV	5,022	234,901
Raiffeisen Bank International	6,912	218,158
UNIQA Insurance Group	17,118	218,487
Vienna Insurance Group Wiener Versicherung Gruppe	4,608	245,647
Voestalpine	5,094	232,509
		2,271,640
Brazil — 7.5%
AMBEV	31,050	226,287
Banco do Brasil	25,200	265,477
Banco Santander Brasil	45,918	306,429
Cia Siderurgica Nacional	54,558	210,916
Cosan Industria e Comercio	15,408	262,518
JBS	69,444	240,122
Vale	18,558	220,391
		1,732,140
Czech Republic — 6.8%
CEZ	8,532	256,526
Fortuna Entertainment Group	34,488	229,519
Komercni Banka	936	215,677
Pegas Nonwovens	7,398	222,543
Philip Morris CR	414	218,615
Telefonica Czech Republic	15,030	227,696
Unipetrol*	29,880	208,214
		1,578,790
Greece — 8.4%
Athens Water Supply & Sewage	19,530	251,982
Bank of Greece	10,584	218,200
Eurobank Ergasias*	360,252	204,916

Description	Shares	Value
Hellenic Petroleum	22,446	$192,136
Intralot -Integrated Lottery Systems & Services	72,846	211,221
Karelia Tobacco	756	220,308
Metka	12,420	222,278
Motor Oil Hellas Corinth Refineries	16,632	209,515
Public Power*	14,274	215,655
		1,946,211
Hungary — 4.0%
Magyar Telekom Telecommunications	153,864	219,204
MOL Hungarian Oil & Gas	3,852	221,254
OTP Bank	12,582	239,628
Richter Gedeon Nyrt	13,680	234,182
		914,268
Ireland — 9.9%
Aer Lingus Group	96,930	205,075
CPL Resources	22,770	238,188
CRH	7,812	226,335
FBD Holdings	9,162	220,851
Fyffes	176,256	293,125
Glanbia	15,066	224,590
Kingspan Group	11,196	210,469
Origin Enterprises PLC*	22,770	249,213
Smurfit Kappa Group	8,190	181,798
Total Produce	167,256	241,556
		2,291,200
Israel — 9.6%
CLAL Insurance Enterprise	11,412	222,634
Elbit Systems	3,852	227,191
Gazit Globe Ltd.	16,992	218,262
Harel Insurance Investments & Financial Services	36,756	209,351
Israel Chemicals	26,712	236,668
Melisron	8,424	224,153
Migdal Insurance & Financial Holding	133,938	219,263
Paz Oil Ltd.	1,458	227,558
Strauss Group	12,402	224,351
Teva Pharmaceutical Industries	4,500	224,317
		2,233,748
Italy — 10.2%
Atlantia	8,892	231,306
Enel	42,354	239,387
Eni	9,342	242,493
Gtech Spa	6,840	200,607
Intesa Sanpaolo	71,640	244,498
Pirelli & C.	13,248	222,025
Saipem*	9,630	257,851
Telecom Italia	191,718	245,632
UniCredit	28,026	250,399
Unipol Gruppo Finanziario	31,158	224,996
		2,359,194

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2014 (Concluded)

Description	Shares	Value
Portugal — 10.1%
Banco Espirito Santo*	112,266	$198,739
BANIF - Banco Internacional do Funchal*	14,635,404	211,166
Cimpor Cimentos de Portugal SGPS	61,848	271,915
Corticeira Amorim SGPS	58,338	249,280
EDP - Energias de Portugal	51,138	248,312
Galp Energia SGPS	13,590	235,393
Portugal Telecom SGPS	50,436	209,917
Semapa-Sociedade de Investimento e Gestao	15,642	234,695
Sonae	126,180	237,025
Teixeira Duarte	153,198	235,705
		2,332,147
Russia — 8.8%
Alrosa AO	218,592	225,875
E.ON Russia JSC	3,880,728	271,994
Gazprom Neft OAO	57,960	225,365
Gazprom OAO	64,566	233,380
Rosneft OAO	34,272	214,165
Sberbank of Russia	99,558	202,609
Severstal	28,728	200,713
Uralkali	51,138	226,084
VTB Bank	223,682,724	242,676
		2,042,861
Spain — 10.2%
Acciona	2,844	230,819
Banco Bilbao Vizcaya Argentaria	17,915	219,836
Banco Santander	24,984	248,419
CaixaBank	35,190	214,323
Enagas	7,560	232,841
Endesa	6,804	257,840
Ferrovial	10,548	234,140
Gas Natural SDG	8,658	248,221
Iberdrola	33,930	237,011
Mapfre	54,990	231,541
		2,354,991
Total Common Stock
(Cost $21,939,249)		22,057,190

PREFERRED STOCK — 3.6%
Brazil — 3.6%
Banco Bradesco	19,314	286,711
Cia Energetica de Minas Gerais	38,772	291,952
Telefonica Brasil	11,952	251,503

Total Preferred Stock
(Cost $776,452)		830,166

Description		Shares/Face Amount(1)	Fair Value
RIGHT — 0.0%
Brazil — 0.0%
Ambev SA*
06/02/14		39	$5

Total Right (Cost $–)			5

TIME DEPOSITS — 0.7%
Brown Brothers Harriman, 0.054%, 05/01/2014	EUR	4,486	6,223
Brown Brothers Harriman, 0.030%, 05/01/2014		166,419	166,419

Total Time Deposits
(Cost $172,642)			172,642

Total Investments — 99.6%
(Cost $22,888,343)			$23,060,003
Other Assets and Liabilities — 0.4%			100,215
Net Assets — 100.0%			$23,160,218

Percentages based on Nets Assets.

(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

*	Non-income producing security.

(1)	In U.S. Dollars unless otherwise noted.

EUR — Euro
Ltd. — Limited
PLC — Public Limited Company

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,057,190	$—	$—	$22,057,190
Preferred Stock	830,166	—	—	830,166
Right	5	—	—	5
Time Deposits	—	172,642	—	172,642
Total Investments in Securities	$22,887,361	$172,642	$—	$23,060,003

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Assets and Liabilities
April 30, 2014

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF
Assets:
Investments at Cost	$183,634,023	$63,319,938	$22,888,343
Cost of Foreign Currency	—	60,695	7,330
Investments at Fair Value	$201,532,840	$66,187,486	$23,060,003
Foreign Currency at Value	—	61,897	7,364
Receivable for Investment Securities Sold	10,984,806	308,557	8,712
Dividends Receivable	88,722	299,606	37,425
Receivable for Capital Shares Sold	—	—	619,972
Unrealized Appreciation on Foreign Currency Spot Contracts	—	708	—
Reclaims Receivable	—	25,179	4,707
Total Assets	212,606,368	66,883,433	23,738,183

Liabilities:
Payable for Investment Securities Purchased	7,350,942	280,436	568,845
Payable Due to Investment Adviser	99,225	30,775	6,488
Unrealized Depreciation on Foreign Currency Spot Contracts	—	—	2,047
Other Accrued Expenses	—	—	585
Total Liabilities	7,450,167	311,211	577,965

Net Assets	$205,156,201	$66,572,222	$23,160,218

Net Assets Consist of:
Paid-in Capital	$183,246,450	$63,201,384	$22,945,250
Undistributed Net Investment Income	—	514,896	44,732
Accumulated Net Realized Gain (Loss) on Investments	4,010,934	(14,347)	233
Net Unrealized Appreciation on Investments	17,898,817	2,867,548	171,660
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	—	2,741	(1,657)
Net Assets	$205,156,201	$66,572,222	$23,160,218

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	6,850,000	2,500,010	900,010
Net Asset Value, Offering and Redemption Price Per Share	$29.95	$26.63	$25.73

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Operations
For the period ended April 30, 2014

	Cambria Shareholder Yield ETF(1)		Cambria Foreign Shareholder Yield ETF(2)	Cambria Global Value ETF(3)
Investment Income:
Dividend Income	$3,182,219		$932,300	$64,232
Interest Income	196		25	1
Less: Foreign Taxes Withheld	(31,826)		(87,694)	(6,129)
Total Investment Income	3,150,589		844,631	58,104

Expenses:
Management Fees	823,597		110,834	7,137
Custodian Fees	—		—	1,210
Total Expenses	823,597		110,834	8,347

Net Investment Income	2,326,992		733,797	49,757

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Investments	4,972,765	(4)	(14,347)	235
Net Realized Loss on Foreign Currency Transactions	—		(803)	(5,027)
Net Change in Unrealized Appreciation on Investments	17,898,817		2,867,548	171,660
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	—		2,741	(1,657)
Net Realized and Unrealized Gain on Investments	22,871,582		2,855,139	165,211

Net Increase in Net Assets Resulting from Operations	$25,198,574		$3,588,936	$214,968

(1)	Commenced operations on May 13, 2013.

(2)	Commenced operations on December 2, 2013.

(3)	Commenced operations on March 11, 2014.

(4)	Includes realized gain as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets
For the period ended April 30, 2014

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF
	Period Ended April 30, 2014(1)	Period Ended April 30, 2014(2)	Period Ended April 30, 2014(3)
Operations:
Net Investment Income	$2,326,992	$733,797	$49,757
Net Realized Gain (Loss) on Investments	4,972,765 (4)	(14,347)	235
Net Realized Loss on Foreign Currency Transactions	—	(803)	(5,027)
Net Change in Unrealized Appreciation on Investments	17,898,817	2,867,548	171,660
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	2,741	(1,657)
Net Increase in Net Assets Resulting from Operations	25,198,574	3,588,936	214,968

Distributions to Shareholders:
Investment Income	(2,098,524)	(218,964)	—
Net Realized Gains	(721,770)	—	—
Total Distributions to Shareholders	(2,820,294)	(218,964)	—

Capital Share Transactions:
Issued	188,121,501	63,202,250	22,945,250
Redeemed	(5,443,580)	—	—
Increase in Net Assets from Capital Share Transactions	182,677,921	63,202,250	22,945,250

Total Increase in Net Assets	205,056,201	66,572,222	23,160,218

Net Assets:
Beginning of Period	100,000	—	—
End of Period (Includes Undistributed Net Investment Income of $0, $514,896 and $44,732)	$205,156,201	$66,572,222	$23,160,218

Share Transactions:
Beginning of Period	4,000	—	—
Issued	7,050,000	2,500,010	900,010
Redeemed	(204,000)	—	—
Net Increase in Shares Outstanding from Share Transactions	6,850,000	2,500,010	900,010

(1)	The Fund commenced operations on May 13, 2013.

(2)	The Fund commenced operations on December 2, 2013.

(3)	The Fund commenced operations on March 11, 2014.

(4)	Includes realized gain as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(1),(2)
Cambria Shareholder Yield ETF
2014(3)	$25.00	$0.45	$4.98	$5.43	$(0.36)	$(0.12)	$(0.48)	$29.95	21.81%	$205,156	0.59%(4)	1.67%(4)	83%
Cambria Foreign Shareholder Yield ETF
2014(5)	$25.00	$0.41	$1.33	$1.74	$(0.11)	$—	$(0.11)	$26.63	6.96%	$66,572	0.59%(4)	3.91%(4)	15%
Cambria Global Value ETF
2014(6)	$25.00	$0.14	$0.59	$0.73	$—	$—	$—	$25.73	2.92%	$23,160	0.69%(4)	4.11%(4)	—%

*	Per share data calculated using average shares method.

(1)
Returns and portfolio turnover rates are for the period indicated and have not been annualized.Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(3)	Inception date May 13, 2013.

(4)	Annualized

(5)	Inception date December 2, 2013.

(6)	Inception date March 11, 2014.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as a diversified, open-end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of eight Exchange Traded Funds (ETFs): Cambria Global Income and Currency Strategies ETF, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Sovereign High Yield Bond ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, and Cambria Value and Momentum ETF. These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, and the Cambria Global Value ETF (each a “Fund” and collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation with an emphasis on income from investments in the U.S. equity market. The Fund commenced operations on May 13, 2013.

The investment objective of Cambria Foreign Shareholder Yield ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index. The Fund commenced operations on December 2, 2013.

The investment objective of Cambria Global Value ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index. The Fund commenced operations on March 11, 2014.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the period ended April 30, 2014, there have been no significant changes to the Funds’ fair valuation methodologies.

Foreign Currency Translation— The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes — The Funds intend to qualify as a “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Organizational Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the statement of assets and liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called ‘‘Creation Units.’’ Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the period ended April 30, 2014:

	Creation Unit Shares	Transaction Fee	Value at 4/30/2014	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$1,497,500	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,000	1,331,500	2,000	Up to 2.0%
Cambria Global Value ETF	50,000	2,500	1,286,500	2,500	Up to 2.0%

3. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers the Funds’ investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser an annual advisory fee based on its average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%. In addition the Cambria Global Value ETF may pay up to 0.10% in custody fees.

With the respect to the Cambria Shareholder Yield ETF and Cambria Foreign Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds except for the advisory fee, payments under the Funds’ 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF, the Investment Adviser bears all of the costs of the Fund except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

3. RELATED PARTIES (continued)

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”), serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

4. INVESTMENT TRANSACTIONS

For the period ended April 30, 2014, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Cambria Shareholder Yield ETF (1)	$123,834,838	$127,893,648
Cambria Foreign Shareholder Yield ETF (2)	7,556,999	7,806,709
Cambria Global Value ETF (3)	3,810,480	35,620

(1)	The Fund commenced operations on May 13, 2013.
(2)	The Fund commenced operations on December 2, 2013.
(3)	The Fund commenced operations on March 11, 2014.

For the period ended April 30, 2014, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain
Cambria Shareholder Yield ETF (1)	$187,742,848	$5,305,998	$429,395
Cambria Foreign Shareholder Yield ETF (2)	62,429,952	—	—
Cambria Global Value ETF (3)	18,940,606	—	—

(1)	The Fund commenced operations on May 13, 2013.
(2)	The Fund commenced operations on December 2, 2013.
(3)	The Fund commenced operations on March 11, 2014.

5. PRINCIPAL RISKS

As with all exchange traded funds (‘‘ETFs’’), a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading ‘‘Principal Risks’’.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

5. PRINCIPAL RISKS (continued)

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Equity Investing Risk — An investment in the Funds involves risks similar to those of investing in any Fund holding equity securities, such as market ﬂuctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a speciﬁc issuer, market or securities markets generally.

Management Risk — The Cambria Shareholder Yield ETF is actively managed using proprietary investment strategies and processes. The Cambria Foreign Shareholder Yield ETF and Cambria Emerging Shareholder Yield ETF are passively-managed, meaning that they are designed to track the performance of an underlying index. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Foreign Investment Risk — Returns on investments in foreign securities and currencies could be more volatile than, or trail the returns on, investments in U.S. denominated investments. Investments in or exposures to foreign securities or currencies are subject to special risks, including risks associated with foreign markets generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Non-Correlation Risk — Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk — Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemniﬁcations. Additionally, under the Funds’ organizational documents, the officers and trustees are indemniﬁed against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemniﬁcation obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Continued)

7. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, reclassification of distributions, non-deductible excise tax, certain foreign currency related transactions, utilization of earnings and profits on shareholder redemptions and REIT adjustments, have been reclassified to/from the following accounts.

	Undistributed Net Investment Income Gain/(Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Cambria Shareholder Yield ETF	$(228,468)	$(240,061)	$468,529
Cambria Foreign Shareholder Yield ETF	63	803	(866)
Cambria Global Value ETF	(5,025)	5,025	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambria Shareholder Yield ETF
2013	$2,820,294	$—	$—	$2,820,294
Cambria Foreign Shareholder Yield ETF
2013	218,964	—	—	218,964
Cambria Global Value ETF
2013	—	—	—	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2014, there are no losses carried forward.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2014 (Concluded)

7. INCOME TAXES (continued)

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Cambria Shareholder Yield ETF	$3,816,712	$2,331	$—	$18,090,708	$—	$21,909,751
Cambria Foreign Shareholder Yield ETF	612,629	—	(14,347)	2,773,038	(482)	3,370,838
Cambria Global Value ETF	42,998	—	—	169,903	2,067	214,968

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2014 through April 30, 2014 and capital and specified losses realized on investment transactions from November 1, 2013 through April 30, 2014 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2014, were as follows:

Cambria Investment Management	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambria Shareholder Yield ETF	$183,442,132	$19,491,152	$(1,400,444)	$18,090,708
Cambria Foreign Shareholder Yield ETF	63,417,188	4,133,384	(1,363,086)	2,770,298
Cambria Global Value ETF	22,888,443	438,796	(267,236)	171,560

8. OTHER

At April 30, 2014, the records of the Trust reflected that 100% of Cambria Shareholder Yield ETF, the Cambria Foreign Shareholder Yield ETF and Cambria Global Value ETF total Shares outstanding were held by five, three and three Authorized Participants, respectively, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and a portion thereof have been purchased and sold by persons other than Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

9. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Cambria Investment Management
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Cambria ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF and Cambria Global Value ETF (three of the portfolios constituting Cambria ETF Trust, hereafter collectively referred to as the “Funds”) at April 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit.We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audit, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 30, 2014

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Expenses. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Annualized Expense Ratios	Expenses Paid During Period
Cambria Shareholder Yield ETF (1)
Actual Fund Return	$1,000.00	$1,067.40	0.59%	$3.02(1)
Hypothetical 5% Return	$1,000.00	$1,021.87	0.59%	$2.96(1)
Cambria Foreign Shareholder Yield ETF (2)
Actual Fund Return	$1,000.00	$1,069.60	0.59%	$2.49(2)
Hypothetical 5% Return	$1,000.00	$1,021.87	0.59%	$2.96(1)
Cambria Global Value ETF (3)
Actual Fund Return	$1,000.00	$1,029.20	0.69%	$0.96(3)
Hypothetical 5% Return	$1,000.00	$1,021.37	0.69%	$3.46(1)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period).

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 149/365 (to reflect the actual time the Fund was operations from 12/02/2013-04/30/2014).

(3)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 50/365 (to reflect the actual time the Fund was operations from 03/11/14-04/30/14).

Cambria Investment Management
Trustees and Officers
(Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Richardson is a Trustee who is deemed to be an “interested” Trustee of the Fund as that term is defined in the 1940 Act by virtue of his employment with and ownership interest in the Investment Adviser. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (855) 383-4636. The following chart lists Trustees and Officers as of April 30, 2014.

Name, Address, Age(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
INTERESTED TRUSTEE (3)
Eric W. Richardson DOB: 1966	Trustee and President of the Trust (Since 2012)	Co-founder and Chief Executive Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).	None
INDEPENDENT TRUSTEES
Eric Leake DOB: 1970	Trustee (Since 2013)	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).
Dennis G. Schmal DOB: 1947	Trustee (Since 2013)	Self-employed consultant (since 2003).
Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Trustee, Grail Advisors ETF Trust (2009-2011); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-present); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-present) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Director, Varian Semiconductor (2004-2011); Trustee, Wells Fargo ASGI Hedge Funds (2008-present).

(1)	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

(2)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with (the Distributor and/or its affiliates.)

Cambria Investment Management
Trustees and Officers
(Unaudited) (Concluded)

Name, Address, Age(4)	Position(s) Held with the Trust and Length of Time Served(5)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member
OFFICERS(6)
Martin Dziura DOB: 1959	Chief Compliance Officer (Since 2013)
Managing Director, Cipperman Compliance Services (2010 to present); Chief Compliance Officer, Hanlon Investment Management (2009 to 2010); Vice President - Compliance, Morgan Stanley Investment Management (2000-2009)
None
Mebane Faber DOB: 1977	Vice President (Since 2012)
Co-founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present); Co-founder and Writer, Alphaclone (investing research website) (2008-present)
None
Peter Rodriguez(7) 1 Freedom Valley Drive Oaks, PA 19456 DOB: 1962	Principal Financial Officer (Since 2013)
Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).
None

(4)	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

(5)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(6)	Officers oversee 8 funds in the Cambria ETF Trust.

(7)	Certain officers and/or interested trustees of the Fund are also officers of the distributor, the adviser or the administrator.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2014 (Unaudited)

Board Consideration of the Investment Advisory Agreement

At the March 3, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and the Trust pertaining to the Cambria Global Value ETF (“Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf.During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria.At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to Cambria Global ETF (GVAL) by Cambria, including the investment performance of Cambria; (2) the costs of the services to be provided and profitability to Cambria with respect to its relationship with GVAL; (3) the advisory fee and total expense ratio of GVAL compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as GVAL grows and whether the advisory fee would enable GVAL investors to share in the benefits of economies of scale; and (5) other benefits received by Cambria from its relationship with GVAL.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to GVAL.In this connection, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and GVAL, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”) and arranging service providers for the Fund.In addition, the Board considered that, going forward, Cambria would be responsible for providing investment advisory services to GVAL, monitoring compliance with the Fund’s objective, policies and restrictions, and carrying out directives of the Board.The Board also considered the services to be provided by Cambria in the oversight of the Trust’s administrator, transfer agent and custodian.In addition, the Board evaluated the integrity of Cambria’s personnel, the experience of the portfolio management team in managing assets, their experiences with Cambria’s services to other series of the Trust, and the adequacy of Cambria’s resources.Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature and quality of the services to be provided by Cambria.

Performance. The Board noted that, as GVAL had not yet commenced investment operations, it had no investment performance.The Board also noted that Cambria had been successful in advising other exchange-traded funds, including other series of the Trust, using different investment strategies.The Board noted that Cambria had performed extensive research on the strategies underlying GVAL.Based on its review, the Board determined, in its business judgment, that engaging Cambria could benefit GVAL and its shareholders.

Comparative Fees and Expenses. In considering the proposed advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be provided by Cambria.The Board also considered the proposed fee and expense ratio versus the fees and expenses charged to ETFs with comparable strategies.The Board noted that GVAL is an innovative strategy and there are few ETFs using similar strategies; thus, it is difficult to compare GVAL’s proposed management fee and estimated expenses with the fees and expenses of comparable funds.The Board noted, however, that the proposed advisory fee and expense ratio are generally in line with other ETFs with comparable strategies.

The Board also considered that Cambria proposed charging a unitary advisory fee to GVAL.The Trustees noted that under the unitary fee structure Cambria, and not GVAL, would be responsible for paying most of the expenses necessary to service the Fund, except for, among other items, the Fund’s custodial expenses, and that Cambria would bear the risk of these expenses increasing.Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of GVAL would be fair and reasonable.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2014 (Unaudited) (Concluded)

Costs and Profitability. The Board then considered the estimated profits to be realized by Cambria in connection with providing services to GVAL.The Board noted that since GVAL had not yet launched, it was difficult to estimate how profitable it would be to Cambria.The Board, however, reviewed estimated profit and loss information provided by Cambria with respect to GVAL. In this connection, the Board noted Cambria’s representation of its long-term commitment to the success of GVAL and its proposal of a unitary fee structure under which it bore the risk if certain of GVAL’s expenses increased.The Board further considered the costs associated with the personnel, systems and equipment necessary to manage GVAL and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria would pay in accordance with the Agreement.Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment that the current estimated profits to be realized by Cambria with respect to GVAL would not be excessive in view of the nature, extent and quality of the services to be provided.

Other Benefits. The Board then considered the extent to which Cambria might derive ancillary benefits from GVAL operations.For example, Cambria may engage in soft dollar transactions in the future, although it does not currently plan to do so.The Board also noted that Cambria did not have any affiliates that might benefit from GVAL operations.Based on these and other considerations, the Board determined that other benefits were not a material factor to consider in approving the Agreement.

Economies of Scale. The Board also considered whether economies of scale would be realized by GVAL as its assets grow larger, including the extent to which this would be reflected in the level of fees to be paid by the Fund.The Board noted that the proposed advisory fee for GVAL does not include breakpoints, but that it was premature - before the commencement of investment operations - to evaluate potential economies of scale.Based on these and other considerations, including that GVAL was newly organized, the Board generally concluded that it would monitor for potential economies of scale in the future if GVAL grows.

Conclusion. In approving the Agreement, the Board concluded that its terms are fair and reasonable and that approval of Agreement is in the best interests of GVAL and its shareholders.In reaching this determination, the Board considered that Cambria could be expected to provide a high level of service to GVAL; that its fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Cambria by virtue of its relationship to GVAL were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Agreement.In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors.

Cambria Investment Management
Notice to Shareholders
April 30, 2014 (Unaudited)

For shareholders that do not have an April 30, 2014, tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Cambria Shareholder Yield ETF	0.00%	100.00%	100.00%	39.79%	39.23%	0.00%	0.00%	100.00%	N/A
Cambria Foreign Shareholder Yield ETF	0.00%	100.00%	100.00%	0.00%	89.37%	0.00%	0.00%	0.00%	24.37%
Cambria Global Value ETF	0.00%	100.00%	100.00%	0.00%	41.38%	0.00%	0.00%	0.00%	100.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year.This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)
The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended April 30, 2014. The Cambria Foreign Shareholder Yield ETF, and the Cambria Global Value ETF expect to pass through $70,537 and $7,029 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2014 which shareholders of these portfolios will receive in late January 2015. In addition, for the year ended April 30 2014, gross foreign source income amounted to $932,325 and $65,852 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2014, which shareholders of these portfolios will receive in late January 2015.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Cambria Investment Management
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below a reported NAV, expressed as a percentage of the NAV.

Cambria Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 5/13/13
Analysis Period 12/31/13-4/30/14

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.0%	—	—
	-4.5%	—	—
	-4.0%	—	—
	-3.5%	—	—
Fund Sold at Discount	-3.0%	—	—
	-2.5%	—	—
	-2.0%	—	—
	-1.5%	—	—
	-1.0%	—	—
	0.5%	15	18.29%
Sold at Par	0.0	—	—
	0.5%	67	81.71%
	1.0%	—	—
	1.5%	—	—
	2.0%	—	—
Fund Sold at Premium	2.5%	—	—
	3.0%	—	—
	3.5%	—	—
	4.0%	—	—
	4.5%	—	—
	5.0%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Concluded)

Cambria Foreign Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 12/2/13
Analysis Period 12/31/13-4/30/14

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.0%	—	—
	-4.5%	—	—
	-4.0%	—	—
	-3.5%	—	—
Fund Sold at Discount	-3.0%	—	—
	-2.5%	—	—
	-2.0%	—	—
	-1.5%	1	1.22%
	-1.0%	2	2.44%
	0.5%	9	10.98%
Sold at Par	0.0	—	—
	0.5%	28	34.15%
	1.0%	34	41.46%
	1.5%	7	8.54%
	2.0%	1	1.22%
Fund Sold at Premium	2.5%	—	—
	3.0%	—	—
	3.5%	—	—
	4.0%	—	—
	4.5%	—	—
	5.0%	—	—

Cambria Global Value ETF
Premium/Discount Analysis
Inception Date 3/11/14
Analysis Period 12/31/13-4/30/14

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.0%	—	—
	-4.5%	—	—
	-4.0%	—	—
	-3.5%	—	—
Fund Sold at Discount	-3.0%	—	—
	-2.5%	—	—
	-2.0%	—	—
	-1.5%	—	—
	-1.0%	1	2.86%
	0.5%	4	11.43%
Sold at Par	0.0	—	—
	0.5%	11	31.43%
	1.0%	13	37.14%
	1.5%	4	11.43%
	2.0%	2	5.71%
Fund Sold at Premium	2.5%	—	—
	3.0%	—	—
	3.5%	—	—
	4.0%	—	—
	4.5%	—	—
	5.0%	—	—

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Investment Adviser:

Cambria Investment Management, L.P.
2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

K&L Gates LLP
1601 K Street, NW
Washington, District of Columbia 20006

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
 2001 Market Street
Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus.

CIM-AR-001-0100

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Dennis G. Schmal is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC) related to the Registrant.

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2014 as follows:

		Fiscal 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$48,000	N/A	N/A
(b)	Audit-Related Fees	N/A	–	–
(c)	Tax Fees	$13,500	–	–
(d)	All Other Fees	N/A	–	–

(e)(1)   The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal 2014
Audit-Related Fees	–
Tax Fees	–
All Other Fees	–

(f)    Not Applicable.

(g)    The aggregate non-audit fees and services billed by PwC for the fiscal year 2014 were $13,500.

(h)    During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By (Signature and Title)	/s/ Eric Richardson
Eric Richardson, President

Date: July 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Richardson
Eric Richardson, President

Date: July 9, 2014

By	/s/ Peter Rodriguez
Peter Rodriguez, Principal Financial Officer

Date: July 9, 2014